TRADEMARK ASSIGNMENT

WHEREAS, THE FRESH JUICE COMPANY OF CALIFORNIA, INC., as the sole successor and/or sole assignee of HANSEN'S JUICES, INC. ("HJI"), with a place of business at 875 West Eighth Street, Azusa, California (hereinafter "ASSIGNOR'), has adopted and used certain trademarks, which are registered in the United States Patent and Trademark Office and other Patent and Trademark offices, identified in Schedule A hereto (hereinafter the "MARKS"); and

WHEREAS, Rodney C. Sacks, as sole Trustee of the Hansen's Trust (the "Trust"), a Trust created under that certain Agreement of Trust dated as of July 27, 1992, as amended from time to time, with a place of business at 2380 Railroad Street, Suite 101, Corona, California 91720 (hereinafter "ASSIGNEE"), is desirous of acquiring all of ASSIGNOR'S rights, titles and interests in and to the MARKS, together with the registrations thereof and the goodwill of the business symbolized thereby;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises set for herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I . ASSIGNOR hereby does assign, transfer and convey, effective as of the date hereof, to ASSIGNEE, its successors, legal representatives and assigns, all of ASSIGNOR'S rights, titles, and interests in and to the MARKS together with the goodwill of that portion of ASSIGNOR'S business symbolized thereby, including without limitation, the right to petition, sue or otherwise seek and recover damages, profits and any other remedy (monetary, injunctive, declaratory or other), for any past, present or future infringement, dilution, conversion or misappropriation of, or other injury, offense, violation, breach of duty or wrong relating to the MARKS. ASSIGNOR warrants that it has good title to the MARKS, free and clear of any liens, pledges, security interests and encumbrances, and has full and complete power and authority to sell, transfer and assign the MARKS to ASSIGNEE.

2. ASSIGNOR hereby agrees to authorize and request the Commissioner of Patents and Trademarks of the United States of America and the appropriate officers of all other jurisdictions in which the MARKS are registered or in which an application for registration of the MARKS are pending, to record the title of ASSIGNEE, its successors, legal representatives and assigns, as owner of all rights, titles and interests in and to the MARKS, together with all goodwill of the business associated with and symbolized by the MARKS, and to issue the
Certificates of Registration resulting from any such application for registration of the MARKS or renewal of any existing registration of the MARKS to ASSIGNEE, its successors, legal representatives and assigns, in accordance with the terms of this instrument.

3. ASSIGNOR hereby further agrees that it shall execute and deliver, or cause to be executed and delivered, to ASSIGNEE or ASSIGNEE'S legal representatives, any other or additional assignments, powers and other appropriate documentation, and take all additional actions, necessary to effectuate, validate and record the Assignment of the MARKS to ASSIGNEE with the United States Patent and Trademark Office and the appropriate agencies and offices of all jurisdictions in which the MARKS are or may be registered or in which applications for registration of the MARKS are pending, under the relevant laws of the United States or any other jurisdictions. In all events such execution, delivery and/or action by ASSIGNOR shall be timely and, in the event that ASSIGNEE shall demand any such execution, delivery and/or action, ASSIGNOR shall undertake the same no later than seven days after such demand.

IN WITNESS WHEREOF, the undersigned have executed this Assignment as of this 24th day of September, 1999.


THE FRESH JUICE COMPANY OF CALIFORNIA, INC.  (ASSIGNOR)
By:               /s/ Jeffrey Heavirland
Name:             Jeffrey Heavirland
Title:            Chief Executive Officer


THE HANSEN'S TRUST (ASSIGNEE)
By:               /s/ Rodney C. Sacks
Name:             Rodney C. Sacks
Title:            Trustee